SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 13, 2002
                Date of Report (Date of Earliest Event Reported)



                           SCHERING-PLOUGH CORPORATION
             (Exact name of registrant as specified in its charter)


     NEW JERSEY                         1-6571                    22-1918501
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                  Identification Number)



                            2000 GALLOPING HILL ROAD
                              KENILWORTH, NJ 07033
          (Address of principal executive offices, including Zip Code)


                                 (908) 298-4000
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On November 13, 2002, Schering-Plough Corporation (the "Company") announced that Richard Jay Kogan will retire as chief executive officer and president, and resign from the Board no later than the Company's annual meeting on April 22, 2003. To facilitate a smooth transition, Mr. Kogan has relinquished, on November 13, 2002, the position of chairman of the Board. Richard de J. Osborne, a director of the company since 1988, has been appointed chairman, and will oversee the Board's search for a new CEO, which will commence immediately.

                  A copy of the press release relating to the foregoing is set forth as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

                  Mr. Kogan and the Company entered into an agreement relating to the terms of Mr. Kogan's retirement. A copy of that agreement is set forth as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibits are filed with the 8-K:

        99.1     Press Release, dated November 13, 2002.

        99.2 Retirement Agreement by and between Schering-Plough Corporation and Richard Jay Kogan, dated November 13, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Schering-Plough Corporation



                                                 By: /s/ Thomas H. Kelly
                                                    --------------------------
                                                   Thomas H. Kelly
                                                   Vice President and Controller

                                                 Date:  November 13, 2002


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                                  EXHIBIT INDEX

The following exhibits are filed with this 8-K:

99.1      Press Release, dated as of November 13, 2002.

99.2      Retirement Agreement by and between Schering-Plough
          Corporation and Richard Jay Kogan, dated November 13, 2002.